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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    February 24, 2005


                                     TEKELEC
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             (Exact name of registrant as specified in its charter)


           California                 0-15135                95-2746131
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  (State or other jurisdiction      (Commission            (IRS Employer
         of incorporation)           File Number)         Identification
No.)

   26580 W. Agoura Road, Calabasas, California                     91302
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   (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (818) 880-5656


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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS



Item 2.02  Results of Operations and Financial Condition...............  1
Item 9.01  Financial Statements and Exhibits...........................  1



                                       i
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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 24, 2005, Tekelec issued a press release announcing its full financial results for the fiscal fourth quarter and year ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information in this Form 8-K and in the exhibit furnished herewith shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)    Exhibits

                  The following exhibit is furnished as a part of this Current Report on Form 8-K:

          Exhibit No.                            Description
            99.1               Press Release dated February 24, 2005 of Tekelec


                                       1


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                              Tekelec


Dated:  February 24, 2005              By: /s/ Frederick M. Lax
                                           ----------------------------------
                                           Frederick M. Lax
                                           Chief Executive Officer and President


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                                  EXHIBIT INDEX

Exhibit No.                              Description
   99.1               Press Release dated February 24, 2005 of Tekelec